UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date	of Report (Date of earliest event reported): July 21, 2006

Embarq Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-32732	20-2923630
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5454 W. 110th Street Overland Park, Kansas	66211
(Address of principal executive offices)	(Zip Code)

(913) 323-4637

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 21, 2006, Embarq Corporation issued a press release announcing details for its investors call scheduled for July 27, 2006, to discuss the financial results for the Company’s recently completed second fiscal quarter and containing certain as adjusted historical financial information. A copy of this press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this report shall be deemed to be “furnished” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued July 21, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 21, 2006	Embarq Corporation

	By:	/s/ Claudia S. Toussaint
	Name: Title:	Claudia S. Toussaint Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued July 21, 2006

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